53 Colton Street San Francisco, CA PROJECT D E S C R I PT I O N HIT ROLE S O CIA L IM P A C T PROJECT PROFILE ECONOMIC IMPACT OF INVESTMENT* HIT Investment $ 1 9.1 Million Total Development Cost $ 52.5 Million 96 New Units of Housing (100% affordable) 368,640 Hours of Union Construction Work Generated $ 108.4 Million Total economic benefit *Job and economic impact figures are estimates calculated using IMPLAN, an input - output model, based on HIT and HIT subsidiary Building America CDE, Inc . project data . The data is current as of November 30 , 2020 . Economic impact data is in 2020 dollars and all other figures are nominal . The AFL - CIO Housing Investment Trust (HIT) is helping to finance the $ 52 . 5 million construction of 53 Colton Street . Located in the South of Market neighborhood of San Francisco, 53 Colton Street will create 96 efficiency apartments and supportive services for extremely low - income and previously homeless area residents . This building is part of a multi - phase redevelopment plan spearheaded by UA Local 38 , which features a new union hall, market - rate and affordable housing, neighborhood retail and a public park . As part of its recently - announced $ 500 million “Bay Area Investment Initiative”, t he HIT will invest $ 19 . 1 million in the new construction of 53 Colton Street, seeking to generate a competitive return for investors while creating union construction jobs and affordable housing . This will be the HIT’s twelfth project in San Francisco, marking over $ 350 million in multifamily project commitments since 1984 . 53 Colton Street is designed to address acute homelessness in San Francisco : 35 units will be reserved for previously homeless residents of the adjacent Civic Center Hotel (an historic Single Room Occupancy facility included in the area redevelopment plan) ; and, 61 units will be assigned to extremely low - income tenants by the City and County of San Francisco’s Department of Homelessness and Supportive Housing . $ 18.0 Million Tax revenue generated

PROJECT PROFILE | 53 Colton Street – San Francisco, CA

"53 Colton provides 96 units of affordable supportive housing for individuals who have experienced homelessness. It's a great job for the community and the city, and provides jobs for our building trades members who are out of work because of the pandemic."

—Larry Mazzola Jr., Local 38 Business Manager and President
San Francisco Building and Construction Trades Council





ABOUT THEHIT

The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest and most successful practitioners of socially responsible impact investing, with a track record of over 35 years that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT's website, www.aflcio-hit.com.

This document provides information about a project or projects financed by the HIT which may or may not be reflective of other financed projects or refer to an asset currently held in the HIT's portfolio. Investors should consider the HIT's investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT's prospectus, available at aflcio-hit.com or by calling 202-331-8055. The prospectus should be read carefully before investing.

12/2020

AFL-CIO HOUSING INVESTMENT TRUST

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